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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22004
ING Asia Pacific High Dividend Equity Income Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
Huey P. Falgout, Jr., 7337 Doubletree Ranch Rd. Scottsdale, AZ 85258
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2009

Semi-Annual Report

August 31, 2009

ING Asia Pacific High Dividend Equity Income Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IAE.” The Fund’s investment objective is total return through a combination of current income, realized capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of high dividend yielding equity securities of Asia Pacific companies. The Fund also seeks to enhance total returns over a market cycle by selling call options on selected Asia Pacific Indices and for equity securities of Asia Pacific Companies.

For the six month period ended August 31, 2009, the Fund made quarterly total distributions of $1.00 per share, including a return of capital of $0.79 per share.

Based on net asset value (“NAV”), the Fund provided a total return of 54.31% for the six month period ended August 31, 2009.(1) This NAV return reflects an increase in its NAV from $11.34 on February 28, 2009 to $16.27 on August 31, 2009, including the reinvestment of $1.00 per share in quarterly total distributions, including a return of capital of $0.79 per share. Based on its share price as of August 31, 2009, the Fund provided a total return of 63.96% for the six month period ended August 31, 2009.(2) This share price return reflects an increase in its share price from $10.18 on February 28, 2009 to $15.52 on August 31, 2009, including the reinvestment of $1.00 per share in quarterly total distributions, including a return of capital of $0.79 per share.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President & Chief Executive Officer
ING Funds
October 9, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective:  Six Months Ended August 31, 2009

Our previous fiscal year ended with stock markets on a seemingly inexorable march lower with governments and central banks unable to do anything to improve the outlook. Nine days into March, global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), had dropped nearly 22% for the calendar year to date touching the previous cycle lows of late 2002. From that point however, markets recovered abruptly, surging to a gain of 38% for the fiscal half-year. In currencies, the dollar resumed a weakening trend, losing 11.3% to the euro, 4.7% against the yen and 12.4% against the pound.

The reasons for the resurgence of equities after March 9, 2009 are hard to pin down. Policy initiatives referred to in our last annual report did help sentiment, despite some skepticism. A Public-Private Investment Program was developed to loosen credit by buying enormous volumes of distressed loans and toxic assets from banks, recipients of large capital infusions under the Troubled Asset Relief Program (“TARP”). The Federal Reserve would buy more agency mortgage-backed securities plus up to $300 billion in longer dated Treasuries to push mortgage interest rates lower. Another $750 billion beyond TARP would be made available. A $75 billion plan would cut mortgage payments for struggling homeowners. The president’s first budget projected a $1.75 trillion deficit!

There were other morale-boosting catalysts like troubled Citigroup’s claim on March 10 that the year 2009 had been profitable so far. More generally, the economic reports from which markets seemed to be taking heart were only improving weakly and erratically. Nonetheless they were soon being referred to as “green shoots” and they continued to appear and in some cases grow throughout the half-year.

In housing, the Standard & Poor’s (“S&P”) /Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities sank a record 19% year-over-year in January. But from there the declines moderated to 15.4% in June and showed the first quarterly increase in three years. By July 2009, sales of existing homes had risen to a 5.24 million annual rate, the most since before Lehman Brothers collapsed, while new home sales were the highest in four years.

In the field of jobs and wages, a lone (albeit welcome) green shoot emerged in the final employment report of the six-month period, where July 2009 payrolls fell by 247,000. This was less than half of the 599,000 job losses reported for January 2009 at the end of our last fiscal year. This shoot seemed to be on its own however, as the unemployment rate, at 9.4%, is probably still on the rise, while hourly wage growth continues to languish.

In other news, the fall in second quarter gross domestic product (“GDP”) was estimated at 1.0% annualized, much better than the first quarter’s 5.5%. General Motors and Chrysler went into bankruptcy but came out faster than most people thought possible and evidently in much more competitive shape. The well-publicized “cash for clunkers” scheme boosted consumer spending and allowed some idled auto manufacturing plants to re-open.

The fiscal half-year ended then, with most investors feeling that the worst of the crisis had probably passed, yet fearful of what the world would look like after the stimulus money ran out.

U.S. equities, represented by the S&P 500® Index(3) including dividends, returned 40.5% in the six months ending August 31, 2009. As with stock markets generally, March 9, 2009, marked the low point for the index, closing at September 1996 levels. Operating profits for S&P 500® Index companies suffered their eighth straight quarter of decline, but from March 9, 2009, investors only had eyes for green shoots and from there the market returned 52.6%, led by financials, which soared 137.6%. This remarkable advance was accompanied by a reduction in volatility to pre-Lehman levels, but nerves could still be jarred on any given day by a negative data point. A possible glimpse into a post-stimulus world came on August 17, 2009 when the S&P 500® Index (and other global indices) fell by over 2% in response to a 6% drop in the Chinese stock market, due in part to mounting concerns over the curtailment of stimulative bank lending.

In international markets, the MSCI Japan® Index(4) rose 29.1% for the six months through August 31, 2009. The slump in exports stabilized during the period, and this plus government stimulus caused a rise in GDP of 0.9% in the second quarter of 2009 after a contraction of 3.1% in the first. But this may be temporary as wages, prices and retail sales are falling at historically fast rates and unemployment has reached a record 5.7%. The MSCI Europe ex UK® Index(5) jumped 41.4%. Despite a bigger than expected drop in GDP of 2.5% in the first quarter and the first annual decline in consumer prices

Market Perspective:  Six Months Ended August 31, 2009

for 48 years, confidence proved resilient. The European Central Bank cut rates to 1% and offered to lend unlimited amounts to banks at this rate. By the end of our fiscal half-year, France and Germany were reporting GDP growth for the second quarter and prices were almost stable. Again however, can this last? The MSCI UK® Index(6) added 32.4%. The Bank of England reduced rates to 0.5%, the lowest since it was founded in 1694, and embarked on the world’s most aggressive program of quantitative easing. The UK suffered its worst recorded annual slump in GDP: 4.9%. But by the end of August, the quarterly fall had moderated to 0.7%, while consumer confidence, purchasing managers’ indices and even house prices, were all firming up.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parenthesis denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Asia Pacific High Dividend Equity Income Fund
Portfolio Managers’ Report

Country Allocation
as of August 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a non-diversified, closed-end fund with the investment objective of total return through a combination of current income, realized capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of high dividend yielding equity securities of Asia Pacific Companies(1), which are selected by one of the Fund’s sub-advisers(2) according to a combination of quantitative and fundamental criteria. The Fund also seeks to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific companies.

The Fund is managed by Nicholas Toovey, Teik Cheah and Bratin Sanyal, Portfolio Managers, of ING Investment Management Asia/Pacific (Hong Kong) Limited; and Bas Peeters, Frank van Etten and Willem van Dommelen, Portfolio Managers of ING Investment Management Advisors B.V.

Equity Portfolio Construction: The Fund uses an initial screening process to select potential stocks for the portfolio from the broader universe:

1)	An attractive dividend yield (currently above 2.5%)

2)	Sufficient market capitalization

3)	Sufficient liquidity of equity securities

4)	The sub-adviser then uses an internally developed quantitative model to identify the most attractive candidates, which will undergo further review by the team’s fundamental analysts before inclusion in the portfolio

5)	Under normal market conditions, the Fund invests in 75 to 110 dividend producing equity securities of Asia Pacific companies

6)	The Fund employs a strategy of writing call options on selected Asia Pacific indices and/or equity securities of Asia Pacific companies, with the underlying value of such calls representing 0% to 50% of the value of its holdings in equity securities

Performance: Based on net asset value (“NAV”) as of August 31, 2009, the Fund provided a total return of 54.31% for the six month period. This NAV return reflects an increase in its NAV from $11.34 on February 28, 2009 to $16.27 on August 31, 2009, including the reinvestment of $1.00 per share in total distributions, including a return of capital of $0.79 per share. Based on its share price as of August 31, 2009, the Fund provided a total return of 63.96% for the six month period. This share price return reflects an increase in its share price from $10.18 on February 28, 2009 to $15.52 on August 31, 2009, including the reinvestment of $1.00 per share in total distributions, including a return of capital of $0.79 per share. To reflect the strategic emphasis of the Fund, the equity portfolio uses the MSCI All Country (“AC”) Asia Pacific ex-Japan® Index as a reference index. The MSCI AC Asia Pacific ex-Japan® Index (a market weighted equity index without any style tilt and without call option writing) returned 71.16% for the reporting period.

(1)	Asia Pacific companies are companies that are listed and traded principally on Asia Pacific exchanges, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

(2)	ING Investments, LLC is the Fund’s investment adviser. ING Investment Management Asia/Pacific (Hong Kong) Limited and ING Investment Management Advisors B.V. are the Fund’s sub-advisers. ING Investment Management Asia/Pacific (Hong Kong) Limited is the sub-adviser responsible for implementing the overall investment strategy, while ING Investment Management Advisors B.V. is the sub-adviser responsible for structuring and implementing the Fund’s sale of call options.

Top Ten Holdings
as of August 31, 2009
(as a percent of net assets)

BHP Billiton Ltd.	3.8%
Samsung Kodex200 Exchange Traded Fund	3.3%
Westpac Banking Corp.	2.6%
Commonwealth Bank of Australia	2.6%
China Mobile Ltd.	2.6%
National Australia Bank Ltd.	2.0%
Samsung Electronics Co., Ltd.	2.0%
Infosys Technologies Ltd.	1.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.8%
Bank of China Ltd.	1.8%

Portfolio holdings are subject to change daily.

ING Asia Pacific High Dividend Equity Income Fund
Portfolio Managers’ Report

During the period, the Fund made quarterly total distributions of $1.00 per share. As of August 31, 2009, the Fund had 12,138,023 shares outstanding.

Market Review: For the six-month period ending August 31, 2009, Asia Pacific ex Japan remained the best performing region in the world. The MSCI AC Asia Pacific ex Japan® Index returned 71.16%, while the MSCI US® and MSCI Europe® indices posed a total return of 40.00% and 58.30% in U.S. dollar terms, respectively. Overall, the healthy feedback loop between positive macroeconomic data and corporate earnings continued to support stock markets around the globe.

The top two performing countries within the Asia Pacific ex Japan region for the reporting period were Indonesia with a return of 131.60% and India with a return of 93.10%. The improved investor sentiment on the better-than-expected election results and positive corporate earnings helped to lift up the Indian stock market. On the other hand, the rebounding commodity prices and the improved political stability set the scene for the strong rebound of the Indonesian stock market. Malaysia was the regional laggard for the past six months, given the generally defensive nature of the market, although it still managed to post 41.70% for the reporting period.

Equity Portfolio: The portfolio without call writing underperformed the MSCI Asia Pacific ex Japan® Index for the past six months. In terms of country positioning, the Fund’s underweight position in the best performing Indian and Indonesian market dragged down its performance. Stock selection in Hong Kong and China also detracted from results. Fund performance was pared by allocating into the telecommunication services sector, which performed poorly during the reporting period despite its high dividend yield. The underweight positioning in the utilities sector was positive for the Fund’s performance, but was offset by the negative impact from stock selection within the sector.

Option Portfolio: The Fund generates premiums and seeks gains by writing (selling) call options on a basket of international indexes on a portion of the equity portfolio’s value. During the reporting period call options were sold on the Australia (“ASX”), Hong Kong (“Hang Seng”), Korea (“KOSPI”) and Taiwan (“TWSE”) indices. The Fund implemented the option overlay strategy in the over-the-counter market to enable the managers to profit from its flexibility, liquidity and opportunities.

During the period, we kept the coverage ratio low and stable at around 20.00 – 22.50% of the total Fund value. Generally, we sold options at-the-money, with a maturity of four weeks. The lower volatility levels resulted in decreasing option premiums received. Especially in the beginning of the second quarter, when equity markets rebounded, volatility decreased to 12-month low levels, causing assets under management to rise, but yielding lower option premiums. Given the rebounding markets during the reporting period, the settlements at expiration of these options increased as well, outpacing the amount of premium received. Overall, the call option overlay strategy detracted from Fund performance for the reporting period.

Current Strategy & Outlook: We are cautiously optimistic on Asia Pacific equities in the medium term. Over the long term though, we believe the return/risk profile of a high dividend yield strategy remains attractive in that it provides exposure to the long-term growth story of the Asia Pacific region. In our opinion, market volatility should remain higher than the level preceding the financial crisis and should support the generation of continued attractive levels of premiums to supplement the dividend income on the equity portfolio, while allowing upside potential if markets continue to recover, given the relatively low coverage ratio employed by the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Performance data represents past performance and is no guarantee of future results.

An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2009 (Unaudited)

ASSETS:
Investments in securities at value*	$196,608,146
Cash	390,599
Foreign currencies at value**	1,671,582
Receivables:
Dividends and interest	1,026,736
Prepaid expenses	1,033

Total assets	199,698,096

LIABILITIES:
Payable for investment securities purchased	1,212
Payable to affiliates	197,811
Payable for trustee fees	19,790
Accrued foreign capital gains taxes	576,738
Other accrued expenses and liabilities	171,850
Written options***	1,224,060

Total liabilities	2,191,461

NET ASSETS (equivalent to $16.27 per share on 12,138,023 shares outstanding)	$197,506,635

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$264,684,329
Undistributed net investment income	557,442
Accumulated net realized loss on investments, foreign currency related transactions, and written options	(74,127,020)
Net unrealized appreciation on investments, foreign currency related transactions, and written options	6,391,884

NET ASSETS	$197,506,635

* Cost of investments in securities	$190,426,914
** Cost of foreign currencies	$1,669,272
*** Premiums received from written options	$1,427,703

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2009 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,012,662
Interest	111,094

Total investment income	4,123,756

EXPENSES:
Investment management fees	1,011,887
Transfer agent fees	10,245
Administrative service fees	87,989
Shareholder reporting expense	29,065
Professional fees	42,423
Custody and accounting expense	49,831
Trustee fees	3,299
Miscellaneous expense	28,922

Total expenses	1,263,661

Net investment income	2,860,095

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND WRITTEN OPTIONS
Net realized loss on:
Investments (net of Indian capital gain tax withheld)**	(17,251,247)
Foreign currency related transactions	(73,877)
Written options	(9,526,564)

Net realized loss on investments, foreign currency related transactions, and written options	(26,851,688)

Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gain tax accrued)***	96,538,659
Foreign currency related transactions	40,325
Written options	(684,000)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	95,894,984

Net realized and unrealized gain on investments, foreign currency related transactions, and written options	69,043,296

Increase in net assets resulting from operations	$71,903,391

* Foreign taxes withheld	$371,970
** Foreign tax on sale of Indian investments	$17,391
*** Foreign tax accrued on Indian investments	$576,738

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended	Year Ended
	August 31,	February 28,
	2009	2009

FROM OPERATIONS:
Net investment income	$2,860,095	$7,904,420
Net realized loss on investments, foreign currency related transactions, and written options	(26,851,688)	(45,309,134)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	95,894,984	(81,064,964)

Increase (decrease) in net assets resulting from operations	71,903,391	(118,469,678)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,518,574)	(7,852,410)
Return of capital	(9,570,897)	(16,561,144)

Total distributions	(12,089,471)	(24,413,554)

FROM CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased, net of commissions	(527,346)	(655,419)

Net decrease in net assets resulting from capital share transactions	(527,346)	(655,419)

Net increase (decrease) in net assets	59,286,574	(143,538,651)

NET ASSETS:
Beginning of period	138,220,061	281,758,712

End of period	$197,506,635	$138,220,061

Undistributed net investment income at end of period	$557,442	$215,921

See Accompanying Notes to Financial Statements

ING Asia Pacific High Dividend Equity Income Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the year or period.

			March 27,
	Six Months		2007(1) to
	Ended	Year Ended	February 29,
	August 31, 2009	February 28, 2009	2008

Per Share Operating Performance:
Net asset value, beginning of period	$11.34	22.99	23.83(2)
Income (loss) from investment operations:
Net investment income	$0.24	0.64 *	0.72
Net realized and unrealized gain (loss) on investments	$5.69	(10.30)	0.13
Total from investment operations	$5.93	(9.66)	0.85
Less distributions from:
Net investment income	$0.21	0.64	0.77
Net realized gains on investments	$—	—	0.92
Return of capital	$0.79	1.35	—
Total distributions	$1.00	1.99	1.69
Net asset value, end of period	$16.27	11.34	22.99
Market value, end of period	$15.52	10.18	20.65
Total investment return at net asset value(3)%	54.31	(43.57)	3.61
Total investment return at market value(4)%	63.96	(43.61)	(11.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$197,507	138,220	281,759
Ratios to average net assets:
Gross expenses prior to expense waiver(5)%	1.44	1.45	1.42
Net expenses after expense waiver(5)%	1.44	1.45	1.40
Net investment income after expense waiver(5)%	3.25	3.61	3.11
Portfolio turnover rate %	26	55	121

(1)	Commencement of operations.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.

(3)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited)

NOTE 1 — ORGANIZATION

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. For the six months ended August 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Fund and the results of its operations due to the adoption of FSP 157-4 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. All changes to disclosures have been made in accordance with SFAS 161 and have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities in emerging markets.

D.	Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.	Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements. These agreements are with select counterparties that govern transactions, over-the-counter derivative and forward foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintains provisions for general obligations, representations, agreements, collateral, and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

H.	Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

I.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. During the six months ended August 31, 2009, the Fund has written call options on equity indexes in an attempt to manage this risk. Please refer to the table following the Portfolio of Investments that discloses the fair value of written call options outstanding at period end and the amounts of realized and changes in unrealized gains and losses on written call options during the six months ended August 31, 2009 which serves as an indicator of the volume of derivative activity for the Fund.

J.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.15% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2009, there were no preferred shares outstanding.

The Investment Adviser entered into sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with ING Investment Management, Asia/Pacific (Hong Kong Limited (“ING IM Asia/Pacific”) and ING Investment Management Advisors B.V. (“IIMA”). Subject to policies as the Board or the Investment Adviser might determine, ING IM Asia/Pacific and IIMA manage the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the six months ended August 31, 2009, the Fund did not invest in ING Institutional Prime Money Market Fund and thus waived no such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM Asia/Pacific, IIMA, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of August 31, 2009, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$180,978	$16,833	$197,811

The ING Funds have adopted a retirement policy under which any Trustee, who as of May 9, 2007, had served for at least five (5) years as a Trustee of one or more ING Funds and who is not an “interested person” of such ING Funds (as such term is defined in the investment Company Act of 1940, as amended) shall be entitled to a retirement payment (“Retirement Benefit”) if such Trustee: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Benefit shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement. The retiring Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the six months ended August 31, 2009, excluding short-term securities, were $65,145,042 and $45,815,471, respectively.

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Written option activity for the six months ended August 31, 2009 was as follows:

	Number of
	Contracts	Premium

Balance at 02/28/09	56,630,600	$1,272,079
Options Written	313,775,150	7,460,086
Options Expired	(105,125,450)	(2,195,391)
Options Terminated in Closing Purchase Transactions	(213,233,300)	(5,109,071)

Balance at 08/31/09	52,047,000	$1,427,703

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Derivatives Risk. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Asia Pacific Regional and Country Risks.  Investments in the Asia Pacific region are subject to special risks. The Asia Pacific region includes countries in all stages of economic development. Some Asia Pacific economies may be characterized by over-extension of credit, currency devaluations and restrictions, underdeveloped financial services sectors, heavy reliance on international trade, and economic recessions. In addition, the economies of many Asia Pacific countries are dependent on the economies of the United States, Europe and other Asian countries, and a deceleration in any of these economies could negatively impact the economies of Asia Pacific countries. Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS (continued)

market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea.

Non-Diversified.  The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is highly diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Six Months	Year
	Ended	Ended
	August 31,	February 28,
	2009	2009

Number of Shares
Shares repurchased	(54,541)	(63,236)

Net decrease in shares outstanding	(54,541)	(63,236)

$
Shares repurchased	$(527,346)	$(655,419)

Net decrease	$(527,346)	$(655,419)

Share Repurchase Program

Effective December 2008, the Board authorized an open-market share repurchase program pursuant to which the Fund may purchase, over the period ending December 31, 2009, up to 10% of its stock, in open-market transactions. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share, in an attempt to reduce or eliminate the discount or to increase the NAV per share of the applicable remaining shares of the Fund.

For the six months ended August 31, 2009, the Fund repurchased 54,541 shares, representing approximately 0.4% of the Fund’s outstanding shares for a net purchase price of $527,346 (including commissions of $1,636). Shares were repurchased at a weighted-average discount from NAV per share of 13.62% and a weighted-average price per share of $9.64. Any future purchases will be reported in future shareholder reports.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2009. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended
December 31, 2008
Ordinary	Return
Income	of Capital

$7,852,410	$16,561,144

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2008 were:

Unrealized	Post-October	Post-October
Appreciation/	Capital Loss	Currency Loss	Capital Loss	Expiration
(Depreciation)	Deferred	Deferred	Carryforwards	Date

$(90,668,605)	$(7,682,500)	$(118,736)	$(20,931,051)	2016

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

examination by these jurisdictions is the Fund’s initial tax year of 2007.

As of August 31, 2009, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“SFAS No. 168”). SFAS No. 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM” (“Codification” or “ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS No. 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS No. 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. As of August 31, 2009, management of the Funds has determined that adoption of SFAS No. 168 will not impact financial statement amounts but will require revisions to current disclosures.

NOTE 11 — SUBSEQUENT EVENTS

Dividends:  Subsequent to August 31, 2009, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date

$0.498	9/21/2009	10/15/2009	10/5/2009

A portion of the quarterly distribution payments made by the Fund may constitute a return of capital. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund’s tax year end, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.

The Fund has evaluated events occurring after the balance sheet date (subsequent events) through October 23, 2009, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
ING Asia Pacific High Dividend Equity Income Fund
as of August 31, 2009 (Unaudited)

Shares			Value

COMMON STOCK: 90.3%

		Australia: 26.7%
160,792	S	Australia & New Zealand Banking Group Ltd.	$2,888,603
239,369	S	BHP Billiton Ltd.	7,445,192
130,610	S	Commonwealth Bank of Australia	5,056,565
100,100	S	CSL Ltd.	2,720,616
668,319		CSR Ltd.	1,155,165
526,697	S	Foster’s Group Ltd.	2,436,391
162,313	S	National Australia Bank Ltd.	3,905,462
35,071		Newcrest Mining Ltd.	893,541
125,000	S	Orica Ltd.	2,386,241
120,000	S	Origin Energy Ltd.	1,552,142
127,563	S	QBE Insurance Group Ltd.	2,465,150
48,069	S	Rio Tinto Ltd.	2,284,736
63,134	S	Santos Ltd.	844,065
170,000	S	Suncorp-Metway Ltd.	1,124,219
760,320	S	Telstra Corp., Ltd.	2,093,290
117,000	S	Wesfarmers Ltd.	2,482,157
251,307	S	Westpac Banking Corp.	5,161,633
57,985	S	Woodside Petroleum Ltd.	2,405,995
145,482		Woolworths Ltd.	3,439,527

			52,740,690

		China: 12.1%
2,178,000		Anhui Expressway Co., Ltd.	1,212,052
7,287,000		Bank of China Ltd.	3,544,239
740,000		China Coal Energy Co. — Class H	937,076
3,630,000		China Construction Bank	2,740,344
696,000		China Life Insurance Co., Ltd.	2,936,549
2,404,000		China Petroleum & Chemical Corp.	2,013,952
2,458,000		China Telecom Corp., Ltd.	1,263,983
845,000		China Yurun Food Group Ltd.	1,459,671
2,668,000		Datang International Power Generation Co., Ltd.	1,417,949
3,529,000		Industrial and Commercial Bank of China Ltd.	2,409,204
1,080,000		Jiangsu Expressway Co., Ltd.	853,373
2,160,000		PetroChina Co., Ltd.	2,373,628
568,500		Shimao Property Holdings Ltd.	845,790

			24,007,810

		Hong Kong: 15.2%
194,000		Cheung Kong Holdings Ltd.	2,302,931
290,000		China Merchants Holdings International Co., Ltd.	941,257
514,500		China Mobile Ltd.	5,051,867
900,000		China Resources Land Ltd.	1,883,789
333,500		CLP Holdings Ltd.	2,233,606
2,133,000		CNOOC Ltd.	2,792,407
3,726,000		Denway Motors Ltd.	1,658,899
263,500		Esprit Holdings Ltd.	1,603,267
188,800		Hang Seng Bank Ltd.	2,683,565
65,800		Hong Kong Exchanges and Clearing Ltd.	1,145,571
227,000		HongKong Electric Holdings	1,268,964
509,000		Shanghai Industrial Holdings Ltd.	2,438,180
209,000		Sun Hung Kai Properties Ltd.	2,830,754
255,000		Wharf Holdings Ltd.	1,144,557

			29,979,614

		India: 7.6%
31,025		HDFC Bank Ltd.	934,543
93,402		ICICI Bank Ltd.	1,436,990
69,500		ICICI Bank Ltd. ADR	2,121,140
83,541		Infosys Technologies Ltd.	3,649,186
76,700		Oil & Natural Gas Corp., Ltd.	1,863,257
58,100	@	Reliance Industries Ltd.	2,387,505
190,000		Sterlite Industries India Ltd.	2,620,711

			15,013,332

		Indonesia: 1.6%
1,385,000		Bank Rakyat Indonesia	1,044,679
999,500		PT Tambang Batubara Bukit Asam Tbk	1,289,271
1,127,000		Telekomunikasi Indonesia Tbk PT	933,071

			3,267,021

		Malaysia: 2.8%
737,000		Commerce Asset Holdings BHD	2,072,503
196,700		Digi.com BHD	1,232,164
776,468		Public Bank BHD	2,189,971

			5,494,638

		Philippines: 0.5%
18,520		Philippine Long Distance Telephone Co.	951,540

			951,540

		Singapore: 3.6%
373,500		DBS Group Holdings Ltd.	3,279,950
881,000		Singapore Press Holdings Ltd.	2,236,820
758,000		Singapore Telecommunications Ltd.	1,652,247

			7,169,017

		South Korea: 7.3%
96,300		Kangwon Land, Inc.	1,270,877
45,262	@,S	KB Financial Group, Inc.	1,858,374
206,370		Korea Exchange Bank	1,838,348
29,990		KT&G Corp.	1,615,167
35,030		LG Corp.	2,130,323
4,785		Posco	1,755,853
6,322		Samsung Electronics Co., Ltd.	3,898,300

			14,367,242

		Taiwan: 11.7%
1,048,587		Acer, Inc.	2,385,114
1,008,370		Asia Cement Corp.	1,073,244
2,270,200		China Steel Corp.	2,058,918
857,505		Chunghwa Telecom Co., Ltd.	1,468,316
2,654,975		First Financial Holding Co., Ltd.	1,436,402
169,396		High Tech Computer Corp.	1,700,269
662,400		HON HAI Precision Industry Co., Ltd.	2,230,247
71,000		MediaTek, Inc.	1,029,167
624,380		Nan Ya Plastics Corp.	868,504
1,247,350		Quanta Computer, Inc.	2,581,521
455,000		Taiwan Fertilizer Co., Ltd.	1,316,402
2,012,052		Taiwan Semiconductor Manufacturing Co., Ltd.	3,615,312
684,083		Wistron Corp.	1,323,944

			23,087,360

		Thailand: 1.2%
436,100		Advanced Info Service PCL	1,105,838
178,000		PTT PCL	1,277,283

			2,383,121

		Total Common Stock (Cost $173,461,264)	178,461,385

REAL ESTATE INVESTMENT TRUSTS: 3.7%

		Australia: 1.6%
1,800,000	S	Dexus Property Group	1,131,354
193,000	S	Westfield Group	2,060,780

			3,192,134

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Asia Pacific High Dividend Equity Income Fund
as of August 31, 2009 (Unaudited) (continued)

Shares			Value

	Singapore: 2.1%
3,452,000	@ Ascendas India Trust		$2,000,361
1,835,733	@ Ascendas Real Estate Investment Trust		2,104,102

			4,104,463

	Total Real Estate Investment Trusts (Cost $8,437,379)		7,296,597

EXCHANGE-TRADED FUNDS: 3.3%

	South Korea: 3.3%
390,700	Samsung Kodex200 Exchange Traded Fund		6,519,488

	Total Exchange-Traded Funds (Cost $4,130,412)		6,519,488

PREFERRED STOCK: 2.2%

	South Korea: 2.2%
35,940	Hyundai Motor Co.		1,257,593
7,816	Samsung Electronics Co., Ltd.		3,073,083

	Total Preferred Stock (Cost $4,397,859)		4,330,676

	Total Investments in Securities
	(Cost $190,426,914)*	99.5%	$196,608,146
	Other Assets and Liabilities - Net	0.5	898,489

	Net Assets	100.0%	$197,506,635

@	Non-income producing security
ADR	American Depositary Receipt
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $193,020,671.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$27,923,456
Gross Unrealized Depreciation	(24,335,981)

Net Unrealized Appreciation	$3,587,475

Percentage of
Industry	Net Assets

Agriculture	0.8%
Auto Manufacturers	1.4
Banks	22.5
Beverages	1.2
Biotechnology	1.4
Building Materials	0.5
Chemicals	1.1
Coal	1.1
Commercial Services	1.1
Computers	5.9
Diversified	1.6
Diversified Financial Services	2.3
Electric	2.5
Electronics	1.1
Food	2.5
Holding Companies — Diversified	3.4
Insurance	2.7
Iron/Steel	1.9
Lodging	0.6
Media	1.1
Mining	7.9
Miscellaneous Manufacturing	0.6
Office Property	1.0
Oil & Gas	8.9
Real Estate	4.0
Retail	2.1
Semiconductors	5.9
Shopping Centers	1.1
Telecommunications	8.0
Other Long-Term Investments	3.3
Other Assets and Liabilities — Net	0.5

Net Assets	100.0%

Fair Value Measurements*

The following is a summary of the fair valuations according to the inputs used as of August 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)+	(Level 3)	08/31/2009
Asset Table
Investments, at value
Common Stock
Australia	$7,445,192	$45,295,498	$—	$52,740,690
China	—	24,007,810	—	24,007,810
Hong Kong	—	29,979,614	—	29,979,614
India	2,121,140	12,892,192	—	15,013,332
Indonesia	—	3,267,021	—	3,267,021
Malaysia	—	5,494,638	—	5,494,638
Philippines	—	951,540	—	951,540
Singapore	—	7,169,017	—	7,169,017
South Korea	—	14,367,242	—	14,367,242
Taiwan	—	23,087,360	—	23,087,360
Thailand	—	2,383,121	—	2,383,121

Total Common Stock	9,566,332	168,895,053	—	178,461,385

Real Estate Investment Trusts	2,000,361	5,296,236	—	7,296,597
Exchange-Traded Funds	6,519,488	—	—	6,519,488
Preferred Stock	—	4,330,676	—	4,330,676

Total Investments, at value	$18,086,181	$178,521,965	$—	$196,608,146

Liabilities Table
Other Financial Instruments** :
Written options	—	(1,224,060)	—	(1,224,060)

Total Liabilities	$—	$(1,224,060)	$—	$(1,224,060)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Asia Pacific High Dividend Equity Income Fund
as of August 31, 2009 (Unaudited) (continued)

refers to determinations of value in absence of available market quotations.

*	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
**	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Written OTC Call Options

# of			Expiration	Strike	Premiums
Contracts	Counterparty	Description	Date	Price/Rate	Received	Value

4,500	Merrill Lynch	Australia S&P/ASX 200 Index	09/10/09	4,265.51 AUD	$453,004	$(831,327)
5,000	Citigroup	Hong Kong Hang Seng Index	09/10/09	20,662.80 HKD	495,721	(51,046)
52,000,000	Citigroup	Korea KOSPI 200 Index	09/10/09	204.11 KRW	231,453	(196,972)
37,500	Merrill Lynch	Taiwan TAIEX Index	09/10/09	6,804.11 TWD	247,525	(144,715)

					$1,427,703	$(1,224,060)

		Total Premiums Received:	$1,427,703
		Total Liabilities for Options Written:	$1,224,060

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2009 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement
under SFAS No. 133	of Assets and Liabilities	Fair Value

Liability Derivatives

Equity contracts	Written options	$1,224,060

Total Liability Derivatives		$1,224,060

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended August 31, 2009 was as follows:

Derivatives not accounted for	Amount of Realized Gain or (Loss)
as hedging instruments	on Derivatives Recognized in Income
under SFAS No. 133	Written options

Equity contracts	$(9,526,564)

Total	$(9,526,564)

Change in Unrealized
Derivatives not accounted for	Appreciation or (Depreciation)
as hedging instruments	on Derivatives Recognized in Income
under SFAS No. 133	Written options

Equity contracts	$(684,000)

Total	$(684,000)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2009
% of Total Net Assets against which calls written	23%
Average Days to Expiration at time written	33 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$1,427,703
Value of calls	$(1,224,060)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Asia Pacific High Dividend Equity Income Fund was held June 23, 2009, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

To elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class II Trustees, for a term of three-years, and until the election and qualification of their successors.

Results:

			Shares
			Voted
			Against		Total
		Shares	or	Shares	Shares
	Proposal*	Voted for	Withheld	Abstained	Voted

Class II Trustees	Colleen D. Baldwin	9,759,823.496	1,362,227.378	0	11,122,050.874
	Robert W. Crispin	9,754,886.107	1,367,164.767	0	11,122,050.874
	Peter S. Drotch	9,747,920.332	1,374,130.542	0	11,122,050.874

*	Proposal Passed

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. Barbara Chan is no longer responsible for the day-to-day management of the Fund’s portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net

ADDITIONAL INFORMATION (Unaudited) (continued)

asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2009 DIVIDENDS:

Declaration Date	Ex-Dividend Date	Payable Date

March 20, 2009	April 1, 2009	April 15, 2009
June 19, 2009	July 1, 2009	July 15, 2009
September 21, 2009	October 1, 2009	October 15, 2009
December 21, 2009	December 29, 2009	January 15, 2010

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IAE).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2009 was 9,049 which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on May 26, 2009 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
The Bank of New York Mellon
101 Barclay Street (11E)
New York, New York 10286
Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

PRSAR-UIAE                  (0809-102309)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Asia Pacific High Dividend Equity Income Fund

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: November 5, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: November 5, 2009

By	/s/ Todd Modic Todd Modic
Senior Vice President and Chief Financial Officer
Date: November 5, 2009